Exhibit 10.5

SECURITY AGREEMENT

SECURITY AGREEMENT, dated September 10, 2009, by and between SwissINSO SA, a Swiss corporation (“Debtor”), with an address at Route de Friboourg 15, CH 1723, Marly, Switzerland and Pashminadepot.com, Inc., a Florida corporation (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, Debtor has issued or will be issuing to Secured Party secured promissory notes (the “Notes”), in the aggregate principal amount of $750,000; and

WHEREAS, as security for the prompt and complete payment and performance in full of the Notes and the other Secured Obligations (as herein defined), Debtor has agreed to enter into this Security Agreement assigning, pledging, conveying, hypothecating, transferring, granting and delivering to Secured Party a security interest in and to the Collateral (as defined herein).

NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

1.           SECURITY INTEREST.

1.1 Grant of Security. As security for the prompt and complete payment and performance in full of the indebtedness, together with all interest, fees and other charges, arising under the Notes or this Security Agreement, and including, any of its remedies under the Notes or this Security Agreement (“Secured Oligations”), Debtor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party a first priority lien on and security interest in, all of the Debtor’s right, title and interest in, to and under, all of the property and assets currently owned or owing to, or hereafter acquired or arising in favor or, Debtor, wherever located, including, but not limited to, all accounts, deposit accounts, chattel paper, instruments, documents, securities, contract rights, receivables, equipment, goods, inventory, investment property, goodwill, general intangibles, intellectual property, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, Internet domain names, service marks, trade secrets, know-how, technology, software, hardware, commercial tort claims, warranties and guarantees, as any of the foregoing terms may be defined in the UCC, and including any products, proceeds (including insurance proceeds) or income derived therefrom, whether by disposition or otherwise (all of the above, collectively, the “Collateral”).

1.2 Continuing Agreement. This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until performance in full of the Secured Obligations.

1.3           Termination. Upon satisfaction of the Secured Obligations this Agreement shall automatically be null and void and have no further force and effect without any action on the part of either party.

2.           PERFECTION OF SECURITY INTEREST.

2.1 Authorization to File Financing Statements. Debtor agrees to execute all such financing statements pursuant to the Uniform Commercial Code or similar filings as in effect from time to time in Switzerland or other foreign jurisdictions (the "UCC") or other notices appropriate under applicable law.

2.2           Collateral Covenants.  To further insure the attachment, perfection and priority of, and the ability of Secured Party to enforce Secured Party’s security interest in the Collateral, Debtor agrees to take any and all other actions as Secured Party may determine to be necessary or useful for the attachment, perfection, and priority of, and the ability of Secured Party to enforce, Secured Party's security interest in the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that the Debtor's signature is required therefor, (b) complying with any provision of any statute, regulation, or treaty of the United States or any foreign country as to the Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party's security interest in such Collateral, (c) obtaining governmental and other third party waivers, consents, and approvals in form and substance satisfactory to Secured Party, and (d) taking all actions under any other law, as reasonably determined by Secured Party to be applicable.

3.           EVENTS OF DEFAULT.

3.1           Event of Default.  An Event of Default, as defined in the Notes, shall constitute an automatic default hereunder.

3.2 Rights upon Event of Default. Upon an Event of Default, Secured Party shall have all the rights and remedies of a secured party under the UCC or with respect to the Collateral.

4.           REPRESENTATIONS AND WARRANTIES

4.1 Validity. The security interest in the Collateral granted to the Secured Party hereunder constitutes and shall continue to constitute a legal, valid and, upon the filing of a UCC financing statement, or similar statement in any foreign jurisdiction applicable to the Collateral, fully perfected, security interest in the Collateral.

4.2 No Other Liens. Except for the liens granted hereunder and for those permitted pursuant to the Notes, the Debtor owns and, as to all Collateral whether now existing or hereafter acquired, will continue to own, the Collateral free and clear of any and all liens, rights or claims, encumbrances, limitations or restrictions of all other persons or entities; provided however that the foregoing restriction shall not prohibit the Debtor from obtaining a revolving line of credit or equipment financing or similar arrangements pursuant to which a security interest is customarily granted in the ordinary course of business if, in connection therewith, the Secured Party and the new lender agree to an intercreditor agreement acceptable to the Secured Party and such new lender.

4.3           Corporate Representations.  The Debtor (i) is a duly organized and validly existing corporation in good standing under the laws of Switzerland, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage and (iii) has duly qualified and is authorized to do business and is in good standing in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified.  The Debtor has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Security Agreement and the Notes and has taken all necessary corporate action to authorize the execution, delivery and performance and filing of this Security Agreement, the Notes and any UCC financing or continuation statements, or amendments thereto, and related agreements, instruments, endorsements, powers of attorney or notices.  The Debtor has duly executed and delivered this Security Agreement and the Notes, and this Security Agreement and the Notes constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms.

5.           MISCELLANEOUS.

5.1 Waiver. No course of dealing or usage of trade, and no oral or written representations or agreement, between Debtor and Secured Party, whether or not relied on or acted upon, and no act, delay or omission by Secured in exercising any right or remedy hereunder or with respect to any Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The giving of notice or a demand by Secured Party at any time shall not operate as a waiver in the future of Secured Party's right to exercise any right or remedy without notice or demand. Secured Party may remedy any default by Debtor in any reasonable manner, without waiving the default remedied, and without waiving any other prior or subsequent default by Debtor.

5.2           Amendment.  This Agreement may be amended or modified only by a writing signed by all of the parties hereto and any provision hereof may be waived only by a writing signed by Secured Party.

5.3           Severability.  The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

5.4           Assignment.  The benefits of this Security Agreement shall inure to the benefit of the successors and assigns of Secured Party.  The rights and obligations of Debtor under this Security Agreement shall not be assigned or delegated, by operation of law or otherwise, without the prior consent of Secured Party, and any such assignment or attempted assignment shall be void, of no force or effect, and shall constitute a material default by Debtor.

5.5           Headings.  The headings contained herein shall be for convenience of reference only and shall not have any bearing in the meaning of the provisions contained herein.

5.6           CHOICE OF LAW.  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SWITZERLAND.

5.7 DEBTOR WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY. ALL PARTIES TO THIS AGREEMENT UNCONDITIONALLY, IRREVOCABLY, AND EXPRESSLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, SUIT, COUNTERCLAIM, OR CROSS-CLAIMS ARISING DIRECTLY OR INDIRECTLY IN ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) IN ANY WAY ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT OR TRANSACTIONS OR THE RELATIONSHIPS ESTABLISHED THEREUNDER. ALL PARTIES CONFIRM THAT THE FOREGOING WAIVER OF A TRIAL BY JURY IS INFORMED AND FREELY MADE.

IN WITNESS WHEREOF, the undersigned have executed this Security Agreement on the date first set forth above.

SWISSISNO SA

By:           /s/ Michel Gruering
Name:         Michel Gruering
Title:           President

PASHMINADEPOT.COM, INC.

By:           /s/ Edward Sanders
Name:         Edward Sanders
Title:           President